                                  Schedule 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement                 [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-12

-------------------------------------------------------------------------------

                             THE MUNDER FUNDS TRUST

-------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box:)

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transactions applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

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                                  MUNDER FUNDS
                                TELEPHONE SCRIPT

Hello, my name is ___________. May I please speak with _________? I'm calling on behalf of your current investment in the Munder Money Market Fund. Briefly, I wanted to be sure you received a proxy card for the Special Meeting of Shareholders to be held on December 11, 2002. Has that arrived?

IF YES, THEN GO TO SCENARIO 1
IF NO, THEN GO TO SCENARIO 2

SCENARIO 1
----------

Have you had a chance to return your proxy card?

*   If Yes (Shareholder indicates proxy has been returned)
    ------------------------------------------------------
    Thank you very much for your prompt response. Have a nice day/evening!

*   If NO (Shareholder indicates proxy has not been returned)
    ---------------------------------------------------------
    Are you interested in voting by phone?

    -   If YES (Shareholder wants to vote by phone)
        -------------------------------------------
        Would you like to register your vote along with the recommendation of your Board of Directors?

             If YES (Shareholder wants to vote for the proposal)
             ---------------------------------------------------
             I am recording your _____ vote and will send you a printed confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to? Check information versus records.

             Thank you for your time and your vote. Have a nice day/evening!

             IF NO (Shareholder does not want to vote for the proposal)
             ----------------------------------------------------------
             Would you like me to review the proposal?

                 If Yes (Shareholder would like the proposal reviewed)
                 ----------------------------------------------------
                 Read the proposal from the proxy verbatim and ask for a vote.

                 I am recording your _____ vote and will send you a printed confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to? Check information versus records.

                 Thank you for your time and your vote. Have a nice day/evening!

                 If No (Shareholder does not want to review the proposal)
                 --------------------------------------------------------

                 Thank you for your time and your vote. Have a nice day/evening!

    -   IF NO (Shareholder does not want to vote by phone)
        --------------------------------------------------
        Mr./Mrs. ______, your vote is important in helping the Fund reach its objective and avoid an adjournment. Would you like me to review the proposal?

                 If Yes (Shareholder would like the proposal reviewed)
                 -----------------------------------------------------

                 Read the proposal from the proxy verbatim and ask for a vote.

                 I am recording your _____ vote and will send you a printed confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to? Check information versus records.

                 Thank you for your time and your vote. Have a nice day/evening!


                 If No (Shareholder does not want to review the proposal)
                 --------------------------------------------------------

                 Thank you for your time and your vote. Have a nice day/evening!

SCENARIO 2

The Proxy Materials were mailed out on October 16, 2002. If you would like, I can quickly review the proposal and register your vote today. Are you interested in voting by phone?

     -   If YES (Shareholder wants to vote by phone)
         -------------------------------------------
         Would you like to register your vote along with the recommendation of your Board of Directors?

              If YES (Shareholder wants to vote for the proposal)
              ---------------------------------------------------
              I am recording your _____ vote and will send you a printed confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to? Check information versus records.

              Thank you for your time and your vote. Have a nice day/evening!

              IF NO (Shareholder does not want to vote for the proposal)
              ---------------------------------------------------------

              Would you like me to review the proposal?

                 If Yes (Shareholder would like the proposal reviewed)
                 -----------------------------------------------------

                 Read the proposal from the proxy verbatim and ask for a vote.

                 I am recording your _____ vote and will send you a printed confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to? Check information versus records.

                 Thank you for your time and your vote. Have a nice day/evening!

                 If No (Shareholder does not want to review the proposal)
                 --------------------------------------------------------

                 Thank you for your time and your vote. Have a nice day/evening!

     -   IF NO (Shareholder does not want to vote by phone)
         --------------------------------------------------
         Mr./Mrs. ______, your vote is important in helping the Fund reach its objective and avoid an adjournment. Would you like me to review the proposal?

                 If Yes (Shareholder would like the proposal reviewed)
                 -----------------------------------------------------

                 Read the proposal from the proxy verbatim and ask for a vote.

                 I am recording your _____ vote and will send you a printed confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to? Check information versus records.

                 Thank you for your time and your vote. Have a nice day/evening!

                 If No (Shareholder does not want to review the proposal)
                 --------------------------------------------------------

                 Thank you for your time and your vote. Have a nice day/evening!